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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 9, 2007
                        (Date of earliest event reported)

                          U.S. CANADIAN MINERALS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)

                                     0-25523
                                     -------
                            (Commission File Number)

                                   33-0843633
                                   ----------
                        (IRS Employer Identification No.)


                      8000 WEST SPRING MOUNTAIN ROAD #1041
                               LAS VEGAS, NV 89117
                      ------------------------------------
               (Address of principal executive offices)(Zip Code)

                                  702 357 8722

               Registrant's telephone number, including area code

                         5380 S Valley View Ave Suite F
                               Las Vegas, NV 89118

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a -12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item #  Item description
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8.01   Other Events

        U S Canadian Minerals Inc. announced today a 50 to 1 reverse split of its' common shares. This will reduce the issued and outstanding common shares of the company from 147,263,982 to 2,945,279. This will not change the authorized of the company, which will remain at 200,000,000 shares. The new symbol for U S Canadian Minerals Inc. is USCN


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               U.S. Canadian Minerals, Inc.
                                               ---------------------------------

Date: October 9, 2007                          /s/ Adam Jenn
                                               ---------------------------------
                                               President